===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


      Date of Report (date of earliest event reported): February 18, 1998





                            CarrAmerica Realty, L.P.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                     000-22741             52-1976308
          --------                     ---------             ----------
(State or other jurisdiction         (Commission            (IRS Employer
    of incorporation)                  File No.)          Identification No.)



             1700 Pennsylvania Avenue, N.W., Washington, D.C. 20006
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (202) 624-7500


===============================================================================

                                    FORM 8-K


ITEM 1.   Changes in Control of Registrant.

          Not applicable.

ITEM 2.   Acquisition or Disposition of Assets.

          Not applicable.

ITEM 3.   Bankruptcy or Receivership.

          Not applicable.

ITEM 4.   Changes in Registrant's Certifying Accountant.

          Not applicable.

ITEM 5.   Other Events.

          Attached hereto as Exhibit 99.1 are Historical Summaries of Operating Revenue and Expenses for the nine months ended September 30, 1997 (unaudited) and the year ended December 31, 1996 with accompanying notes and Independent Auditors' Report for San Mateo II and III. In accordance with Rule 3-14 of Regulation S-X, financial statements with respect to the listed properties are being filed because the Company has either (a) already acquired the property and the book value of the property is significant, or (b) deemed the acquisition to be probable and the book value of the property is significant.

          In addition, attached hereto as Exhibit 99.2 are a pro forma condensed consolidated balance sheet (unaudited) at September 30, 1997 and pro forma condensed consolidated statements of operations for the nine months ended September 30, 1997 (unaudited) and for the year ended December 31, 1996, relating to CarrAmerica Realty, L.P.

ITEM 6.   Resignations of Registrant's Directors.

          Not applicable.

ITEM 7.   Financial Statements and Exhibits.

          (a)      Financial Statements.

          Attached hereto as Exhibit 99.1 are Historical Summaries of Operating Revenue and Expenses for the nine months ended September 30, 1997 (unaudited) and the year ended December 31, 1996 with accompanying notes and Independent Auditors' Report for San Mateo II and III.

          (b)      Pro Forma Financial Information.

          Attached hereto as Exhibit 99.2 are a pro forma condensed consolidated balance sheet (unaudited) at September 30, 1997 and pro forma condensed consolidated statements of operations for the nine months ended September 30, 1997 (unaudited) and for the year ended December 31, 1996, relating to CarrAmerica Realty, L.P.

          (c)      Exhibits.

                   Exhibit
                   Number
                   ------


                   99.1              Financial Statements.

                                     Historical Summaries of Operating Revenue and Expenses for the nine months ended September 30, 1997 (unaudited) and the year ended December 31, 1996 with accompanying notes and Independent Auditors' Report for San Mateo II and III.

                   99.2              Pro Forma Financial Information.

                                     Pro forma condensed consolidated balance sheet (unaudited) at September 30, 1997 and pro forma condensed consolidated statements of operations for the nine months ended September 30, 1997 (unaudited) and for the year ended December 31, 1996, relating to CarrAmerica Realty, L.P.

ITEM 8.            Change in Fiscal Year.

                   Not applicable.

                                   SIGNATURES


                   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Date:  February 18, 1998



                                     CARRAMERICA REALTY, L.P.
                                     By: CarrAmerica Realty GP Holdings, Inc.,
                                         its general partner



                                     By: /s/ Brian K. Fields
                                         --------------------------
                                         Brian K. Fields
                                         CFO, Treasurer and Vice President

                                  EXHIBIT INDEX


Exhibit
Number
------



99.1      Financial Statements.

          Historical Summaries of Operating Revenue and Expenses for the nine months ended September 30, 1997 (unaudited) and the year ended December 31, 1996 with accompanying notes and Independent Auditors' Report for San Mateo II and III.

      Pro Forma Financial Information.

          Pro forma condensed consolidated balance sheet (unaudited) at September 30, 1997 and pro forma condensed consolidated statements of operations for the nine months ended September 30, 1997 (unaudited) and for the year ended December 31, 1996, relating to CarrAmerica Realty, L.P.